UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

SOLANA COMPANY

(Exact name of registrant as specified in its charter)

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Delaware	001-38445	36-4787690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

642 Newtown Yardley Road, Suite 100 Newtown, PA		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	HSDT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of the Solana Company (the “Company”) held on May 21, 2026 (the “Annual Meeting”), the Company’s stockholders: (i) elected four directors, each to serve for a one-year term until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal; (ii) ratified the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and (iii) elected two additional directors, each to serve for a one-year term until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Proposal 1: Election of four directors, each to serve for a one-year term until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joseph Chee	13,416,280	374,326	15,063,041
Blane Walter	13,518,395	272,211	15,063,041
Edward M. Straw	13,523,716	266,890	15,063,041
Cosmo Jiang	13,334,028	456,578	15,063,041

Proposal 2: Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2026:

Votes For	Votes Against	Abstain	Broker Non-Votes
28,738,836	47,612	67,199	15,063,041

Proposal 3: Election of two additional directors, each to serve for a one-year term until the 2027 annual meeting of stockholders or until his successor is duly elected and qualified or until his earlier death, resignation or removal.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michel Lee	13,483,333	307,273	15,063,041
Sergio Mello	13,535,705	254,901	15,063,041

Item 8.01Other Events.

Effective as of the Annual Meeting, the audit committee of the Board of Directors of the Company was reconstituted as follows: Blane Walter (Chair), Edward M. Straw and Michel Lee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLANA COMPANY

Dated: May 22, 2026	By:	/s/ Agustina Gani Tjandrasuwita
Agustina Gani Tjandrasuwita
Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

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